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                                                                      Exhibit 10


NATIONAL SECURITY LIFE & ANNUITY COMPANY             ADMINISTRATIVE OFFICE
100 Court Street                                     [P.O. Box XXX
Binghamton, New York 13902                           Cincinnati, Ohio 45201-XXX]

Please print all answers.
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VARIABLE ANNUITY APPLICATION

1. PLAN NAME
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2. ANNUITANT

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   First Name                          Middle                  Last

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   Street Address
                                                            (     )
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   City                     State                 Zip       Phone

   SS#/Tax ID                      Sex: [ ] M  [ ] F   Date of Birth:    -  -
               - - - - - - - - -                                       -- -- --
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
3A. OWNER (If different than Annuitant)                          3B. JOINT OWNER (If applicable) Owner's Spouse?  [ ] Yes  [ ] No

   --------------------------------------------------------          -------------------------------------------------------------
   First Name                             Middle                     First Name                             Middle

   --------------------------------------------------------          -------------------------------------------------------------
   Last                                                              Last

   --------------------------------------------------------          -------------------------------------------------------------
   Street Address                                                    Street Address

   --------------------------------------------------------          -------------------------------------------------------------
   City                                                              City

   --------------------------------------------------------          -------------------------------------------------------------
   State Zip                                                         State Zip
   (      )                                                          (      )
   --------------------------------------------------------          -------------------------------------------------------------
   Phone                                                             Phone

   SS#/Tax ID                                                        SS#/Tax ID
               -- -- -- -- -- -- -- -- --                                        -- -- -- -- -- -- -- -- --

   Sex: [ ] M  [ ] F   Date of Birth:     -   -                      Sex: [ ] M  [ ] F   Date of Birth:     -   -
                                       --- --- ---                                                       --- --- ---

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4. BENEFICIARY (Use Special Requests section or enclose a signed letter of instruction if you need to provide additional information.)

   --------------------------------------------------------          -------------------------------------------------------------
   Beneficiary Name         [ ] Primary      [ ] Contingent          Beneficiary Name         [ ] Primary       [ ] Contingent

   --------------------------------------------------------          -------------------------------------------------------------
   Street Address                                                    Street Address

   --------------------------------------------------------          -------------------------------------------------------------
   City                     State                  Zip               City                     State                  Zip

   (      )                                                          (      )
   --------------------------------------------------------          -------------------------------------------------------------
   Phone                                                             Phone

   --------------------------------------------------------          -------------------------------------------------------------
   Relationship to Annuitant                                         Relationship to Annuitant

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5. DEATH BENEFIT OPTION

   Annual Death Benefit Rider                           [ ] Yes   [ ] No
   Guaranteed Minimum Death Benefit Rider               [ ] Yes   [ ] No
   Gain Enhancement Benefit Rider                       [ ] Yes   [ ] No
                                                        [ ] 50%   [ ] 100%

6. INITIAL PURCHASE PAYMENT

   [ ] Amount with application $
                                 ----------------------------
   [ ] 1035 exchange/estimated transfer $
                                          ---------------------------

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Form NS-4896-NY
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7. TYPE OF PLAN  [ ] Non-qualified
                 [ ] Qualified (For qualified plans, select type of plan
                     and payment type below.)

   [ ] TSA/403(b)  [ ] 401(k)  [ ] SEP-IRA  [ ] Roth IRA  [ ] Roth Conversion

   [ ] IRA         [ ] 457     [ ] Simple IRA      [ ] Pension/Profit Sharing

   [ ] Other
             --------------------------------

   PAYMENT TYPE:

   [ ] Rollover (Plan Distribution)
   [ ] Transfer (Attach transfer form(s).)
   [ ] Contribution
       $         for tax year        ; $        for tax year
        --------              -------   -------              --------

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8. REPLACEMENT OF ANNUITY

   Will the purchase of this annuity replace or change any other insurance or
   annuity?   [ ] Yes  [ ] No (If yes, or 1035 exchange, write insurance company name and contract number in Special Requests section and attach any required state replacement and/or transfer forms.)

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9. REBALANCING  [ ] Yes  [ ] No

   Variable Subaccounts will be rebalanced to the allocation percentages on this application. Rebalancing does not apply to the Guaranteed Account.

   FREQUENCY: (Choose one.)
   [ ] Quarterly   [ ] Semi-Annually   [ ] Annually

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10. ALLOCATION OF PURCHASE PAYMENTS

    Enter at least 1% for each Investment Subaccount selected. Percentages must total 100%. No more than 10 Subaccounts (in addition to the Guaranteed Account) may be selected.

            SUBACCOUNTS:

            %
    -------  ------------------------------------------------------------------
            %
    -------  ------------------------------------------------------------------
            %
    -------  ------------------------------------------------------------------
            %
    -------  ------------------------------------------------------------------
            %
    -------  ------------------------------------------------------------------
            %
    -------  ------------------------------------------------------------------
            %
    -------  ------------------------------------------------------------------
            %
    -------  ------------------------------------------------------------------
            %
    -------  ------------------------------------------------------------------
            %           [ ] Guaranteed Account (where available)  [ ] Fixed DCA
    -------  ----------

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11. DOLLAR COST AVERAGING

    TRANSFER DOLLAR AMOUNTS FROM:
    [ ] Money Market Subaccount
    [ ] Guaranteed Account

    (Check transfer frequency below)

    12 Month DCA       [ ] Monthly
                       [ ] Quarterly

    6 Month DCA        [ ] Monthly
                       [ ] Quarterly

    Money Market DCA   [ ] Monthly
                       [ ] Quarterly

    SUBACCOUNTS:
    DCA:         Allocations only:
                %
    -----------  -------------------------------------------------------------
                %
    -----------  -------------------------------------------------------------
                %
    -----------  -------------------------------------------------------------
                %
    -----------  -------------------------------------------------------------
                %
    -----------  -------------------------------------------------------------
                %
    -----------  -------------------------------------------------------------
                %
    -----------  -------------------------------------------------------------
                %
    -----------  -------------------------------------------------------------
                %
    -----------  -------------------------------------------------------------


    I/we understand that the accumulation value in my elected Subaccount must be kept at or above the amount which will permit the dollar-cost averaging transfers requested; otherwise these transfers will end. This request is in lieu of the requirement for individual written transfer requests. I/we may also change or terminate these transfers by written notice to National Security Life & Annuity Company, or by telephone.

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Form NS-4896-NY

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12. SYSTEMATIC WITHDRAWALS

    I (we) wish to start a series of partial surrenders from the policy issued pursuant to this application as indicated below.

                PAYMENTS SHOULD BEGIN:     [ ] As soon as possible   [ ] _______ Month _______ Year

             THE TOTAL AMOUNT OF THESE     [ ] 10% of the accumulation value
    PARTIAL SURRENDERS DURING A TWELVE     [ ] _____ % of the accumulation value (cannot exceed 10%)
            MONTH PERIOD SHOULD EQUAL:     [ ] $________ (cannot exceed 10% of the accumulation value)

              PAYMENTS SHOULD BE MADE:     [ ] Monthly   [ ] Quarterly   [ ] Semi-Annually   [ ] Annually

                            CHECK ONE:     [ ] I/we am subject to backup withholding.
                                           [ ] I/we am not subject to backup withholding.

          If you ARE NOT subject to backup withholding, but wish to have Federal Income Tax withheld, please check here [ ]

           *IF SYSTEMATIC WITHDRAWALS ARE BEING USED IN CONJUNCTION WITH DOLLAR COST
           AVERAGING (DCA), THE FIRST PAYOUT CANNOT BE SENT UNTIL AFTER THE FIRST DCA
           TRANSFER IS PROCESSED.

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13. PORTFOLIO TRANSFER AUTHORIZATION  (Owner/Owners must initial.)
                                                                   ----- -----

    By initialing, National Security Life & Annuity is authorized and directed to act on telephone and/or internet instructions from any person(s) who can furnish proper identification. National Security Life & Annuity will use reasonable procedures to confirm that these instructions are authorized and genuine. As long as these procedures are followed, National Security Life & Annuity, our affiliates, directors, trustees, officers, employees, representatives and/or agents, will be held harmless for any claim, liability, loss or cost.

    I/we authorize you to allow my registered representative/agent to make telephone and/or internet transfers on my behalf, unless "No" is checked.
       [ ] No

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14. [ ] YES, PLEASE SEND FUTURE PROSPECTUS UPDATES AND OTHER INFORMATION
        VIA DISKETTE OR COMPACT DISC, WHEN AVAILABLE.

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15. SPECIAL REQUESTS

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16. STATEMENT OF APPLICANT

    All statements made in this application are true to the best of my/our knowledge and belief, and the answers to these questions, together with this agreement, are the basis for issuing the policy. I/we agree to all terms and conditions as shown on the front and back. I/we further agree that this application shall be a part of the annuity contract, and verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO DOLLAR AMOUNT. THE OWNER ACKNOWLEDGES RECEIPT OF THE CURRENT PROSPECTUS FOR THE SEPARATE ACCOUNT APPLICABLE TO THE POLICY AND ALL AVAILABLE UNDERLYING MUTUAL FUNDS. I/we agree that no one, except the President, the Secretary, or a Vice President of National Security Life & Annuity can make or change any annuity. Under Penalty of perjury, each Owner certifies that his/her Social Security (or taxpayer identification) number is correct as it appears in this application.

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Form NS-4896-NY

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18. ANNUITANT OWNER'S SIGNATURE(S)

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    Annuitant Signature                                                  Date              Signed at (City/State)

    ---------------------------------------------------------------------------------------------------------------------------
    Owner/Applicant Signature (If different from Annuitant)              Date              Signed at (City/State)

    ---------------------------------------------------------------------------------------------------------------------------
    Joint Owner Signature                                                Date              Signed at (City/State)


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19. STATEMENT OF AGENT

    Will this Contract change or replace any existing life insurance or annuity
    in this or any other company?  [ ] Yes   [ ] No

    If yes, explain in Special Requests section. I certify that I am authorized and qualified to discuss this Contract. I also certify that I witnessed the Applicant's signature.


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    Agent Full Name (Print)                                         Agent Signature


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    Agent SS# (Required)                                            Agent's License ID Number


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    Agent Phone Number                                              Broker/Dealer Name


    REP. OPTION:

    ---------------------------------------------------------------------------------------------------------------------------
                                                                    Agency Code                              Agent Code

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Form NS-4896-NY

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